Exhibit q (b)
                                Powers of Attorney
                               for Barbara Ostdiek
                            and Roberto Galindo, Jr.
                             dated February 27, 2008

                                POWER OF ATTORNEY


STATE OF :        TEXAS
COUNTY OF:        BEXAR

         Know all men by these  presents  that the  undersigned  Trustee of USAA
MUTUAL FUNDS TRUST, a Delaware statutory trust, (the "Trust"), constitutes and appoints Christopher W. Claus, Clifford A. Gladson, and Mark S. Howard, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place, and stead, in any and all capacities to sign registration statements in her capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.



/s/ Barbara Ostdiek                                   2-27-2008
-----------------------------                      ---------------------------
Barbara Ostdiek                                               Date
Trustee


On this day of February, 2008, before me, Cherie Black, the undersigned Notary Public, personally appeared Barbara Ostdiek, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal

My Commission Expires:                              /s/ Cherie L. Black
                                                  -----------------------------
8-21-09                                           Notary Public
-------------------------                         State of Texas

========================
CHERIE L. BLACK
Notary Public
STATE OF TEXAS
My Comm Exp. 08-21-2009
========================

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Treasurer of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the "Trust"), constitutes and appoints Christopher W. Claus, Clifford A. Gladson, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as the Treasurer of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.



/s/ Roberto Galindo, Jr.                                 2/27/08
----------------------------                   -----------------------------
Roberto Galindo, Jr.                                  Date
Treasurer (Principal Financial
and Accounting Officer)


     On this 27th day of February, 2008, before me, Cherie Black, the undersigned Notary Public, personally appeared Roberto Galindo, Jr., known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                              /s/ Cherie L. Black
                                                  -----------------------------
8-21-09                                           Notary Public
---------------------                             State of Texas

========================
CHERIE L. BLACK
Notary Public
STATE OF TEXAS
My Comm Exp. 08-21-2009
========================